                    A.G.R. ELECTRONICS, INC. AND AFFILIATES
                         UNAUDITED FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

    BASIS OF PRESENTATION: The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.

                    A.G.R. ELECTRONICS, INC. AND AFFILIATES

                             COMBINED BALANCE SHEET

                                     ASSETS

                                                                                                      DECEMBER 31,
                                                                                                          1995
                                                                                                      ------------
                                                                                                      (UNAUDITED)
Cash................................................................................................   $    8,243
Trade accounts receivable...........................................................................       66,897
Inventories.........................................................................................       25,365
Prepaids and other current assets...................................................................      166,031
                                                                                                      ------------
Total current assets................................................................................      266,536
Equipment:
  Communications equipment..........................................................................      758,301
  Office and other equipment........................................................................      119,495
                                                                                                      ------------
  Total equipment...................................................................................      877,796
  Less allowance for depreciation...................................................................     (417,697)
                                                                                                      ------------
  Net equipment.....................................................................................      460,099
Other assets........................................................................................       19,975
                                                                                                      ------------
Total assets........................................................................................   $  746,610
                                                                                                      ------------
                                                                                                      ------------

                                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
  Trade payables....................................................................................   $  256,106
  Payable to stockholder............................................................................       --
  Current maturities of long-term debt..............................................................      179,084
  Other accrued expenses and liabilities............................................................       96,082
                                                                                                      ------------
Total current liabilities...........................................................................      531,272
Long-term debt......................................................................................      524,697
Stockholders' deficit:
  Common stock, $5 par value:
    Authorized shares
    Issued and outstanding shares...................................................................        1,000
  Additional paid in capital........................................................................       34,500
  Accumulated deficit...............................................................................     (344,859)
                                                                                                      ------------
  Total stockholders' deficit.......................................................................     (309,359)
                                                                                                      ------------
Total liabilities and stockholders' deficit.........................................................   $  746,610
                                                                                                      ------------
                                                                                                      ------------

                    A.G.R. ELECTRONICS, INC. AND AFFILIATES

            COMBINED STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT

                                                                                                      YEAR ENDED
                                                                                                     DECEMBER 31,
                                                                                                         1995
                                                                                                     -------------
                                                                                                      (UNAUDITED)
Revenue............................................................................................  $   2,448,437
Cost of products sold..............................................................................        771,572
                                                                                                     -------------
                                                                                                         1,676,865
Cost of services
  Pager lease and access services..................................................................        247,038
                                                                                                     -------------
                                                                                                         1,429,827
Expenses:
  Selling, general, and administrative.............................................................      1,513,417
  Depreciation.....................................................................................        187,388
                                                                                                     -------------
                                                                                                         1,700,805
                                                                                                     -------------
Operating loss.....................................................................................       (270,978)
Other income (expense):
Other income.......................................................................................         11,767
Interest expense...................................................................................        (67,730)
                                                                                                     -------------
                                                                                                           (55,963)
Loss before income taxes...........................................................................       (326,941)
Income tax expense.................................................................................             --
                                                                                                     -------------
Net loss...........................................................................................  $    (326,941)
Beginning retained earnings........................................................................         49,541
Shareholder distributions..........................................................................        (32,959)
                                                                                                     -------------
Ending accumulated deficit.........................................................................  $    (310,359)
                                                                                                     -------------
                                                                                                     -------------

                    A.G.R. ELECTRONICS, INC. AND AFFILIATES

                        COMBINED STATEMENT OF CASH FLOWS

                                                                                                       YEAR ENDED
                                                                                                      DECEMBER 31,
                                                                                                          1995
                                                                                                      ------------
                                                                                                      (UNAUDITED)
Operating activities:
  Net loss..........................................................................................   $ (326,941)
  Adjustments to reconcile net loss to net cash provided by operating activities:
    Depreciation....................................................................................      187,388
    Changes in operating assets and liabilities:
      Trade accounts receivable.....................................................................       86,158
      Inventories...................................................................................      (10,348)
      Other assets..................................................................................       30,212
      Trade payables................................................................................       81,213
      Other accrued expenses and liabilities........................................................       54,898
                                                                                                      ------------
Net cash provided by operating activities...........................................................      102,580
Investing activities:
  Purchases of equipment............................................................................     (102,241)
  Investments.......................................................................................        1,000
  Shareholder distributions.........................................................................      (32,959)
                                                                                                      ------------
  Net cash used in investing activities.............................................................     (134,200)
Financing activities:
  Issuance of Common Stock..........................................................................          500
  Proceeds from long-term debt......................................................................       34,868
  Payments on long-term debt........................................................................       --
                                                                                                      ------------
Net cash provided by financing activities...........................................................       35,368
                                                                                                      ------------
Net increase in cash................................................................................        3,748
Cash at beginning of year...........................................................................        4,495
                                                                                                      ------------
Cash at end of year.................................................................................   $    8,243
                                                                                                      ------------
                                                                                                      ------------